SECURITIES AND EXCHANGE COMMISSIONS

Washington, D.C. 20549

Form 8K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

DATE OF REPORT:  May 8, 2007

CCA Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

2-85538-B

(Commission File Number)

1-31643

(IRS Employer Identification Number)

200 Murray Hill Parkway, East Rutherford, New Jersey 07073

(Address of principal executive offices, zip code)

(201) 330-1400

(Registrant’s telephone number including area code)

Item 8.01: Other Events

On April 20, 2007, in the case of Markets Edge Management v. CCA Industries, Inc., David Edell, Dunnan Edell, Ira W. Berman, Jack Polak, Stanley Kreitman, Robert Lage, Gio Batta Gori and Dubilier & Company, Inc. in the Supreme Court of New Jersey, Bergen County, Chancery Division, was dismissed to all defendants.  A copy of the order is annexed hereto as Exhibit “A.”

On April 7, 2007, counsel for CCA Industries, Inc. advised that the case in Louisiana, United States District Court, Western District of Louisiana, Robert Weaver v. CCA Industries, Inc., was settled by CCA’s insurance carrier with no cost to the Company.  All of the PPA cases against the Company have been dismissed.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly cased this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 8, 2007

______CCA Industries, Inc._       __

             Registrant

By:        Ira W. Berman_____       __

             Ira W. Berman, Secretary

THE ROSEN LAW FIRM, P.A.
LAURENCE M. ROSEN
236 Tillou Rd.
South Orange, NJ 07079
Tel: 973.313.1887
Fax: 973.833.0399

Counsel For Plaintiff

2007 APR 20 AM 11:10

EXHIBIT "A"

FILED
APR 23 2007
Peter E. Doyne, P.J.S.C.

SUPERIOR COURT OF NEW JERSEY
BERGEN COUNTY
CHANCERY DIVISION

MARKETS EDGE MANAGEMENT, LLC, Plaintiffs, v. CCA INDUSTRIES, INC., DAVID EDELL, DUNNAN EDELL, IRA W BERMAN, JACK POLAK, STANLEY KREITMAN, ROBERT LAGE, GIO BATTA GORI, and DUBILIER & COMPANY, INC. Defendants.	CASE NO. C-46-07 *[Assigned to the Honorable Peter E. Doyne]* **STIPULATION AND [PROPOSED] ORDER OF DISMISSAL**

RECEIVED
CHANCERY DIVISION
2007 APR 20 PM 4:50
GENERAL EQUITY
CASE PROCESSING

Plaintiff Markets Edge Management, LLC ("Plaintiff"), and Defendants CCA Industries, Inc., David Edell ("Edell"), Dunnan Edell, Ira W. Berman ("Berman"), Jack Polak ("Polak"), Stanley Kreitman ("Kreitman"), Robert Lage ("Lage"), Gio Batta Gori ("Gori"), and Dubilier & Company, Inc. ("Dubilier"), hereby jointly stipulate that this action be dismissed as to all Defendants, and that dismissals of this action shall be without prejudice, and that each party shall bear his or her or their own costs and fees relating to this action.

RECEIVED
2007 APR 20 AM 11:31
CIVIL DIVISION
MANAGER'S OFFICE

Dated: April 17, 2007

THE ROSEN LAW FIRM, P.A.

By ____________________
LAURENCE ROSEN
Attorneys for Plaintiffs

Dated: April 16, 2007

SONNENCHEIN NATH & ROSENTHAL LLP

By ____________________
CLIONA A. LEVY
Attorneys for Defendants CCA Industries, Inc., David Edell, Dunnan Edell, Ira W. Berman, Robert Lage, Stanley Kreitman, Jack Polak, and Gio Batta Gori

Dated: April _____, 2007

HERRICK, FEINSTEIN LLP

By ____________________
CAROL GOODMAN
Attorneys for Defendant Dubilier & Company, Inc.

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Dated: April 17, 2007

THE ROSEN LAW FIRM, P.A.

By [signature]
LAURENCE ROSEN
Attorneys for Plaintiffs

Dated: April _____, 2007

SONNENCHEIN NATH & ROSENTHAL LLP

By___________________________
CLIONA A LEVY
Attorneys for Defendants CCA Industries, Inc., David Edell, Dunnan Edell, Ira W Berman, Robert Lage, Stanley Kreitman, Jack Polak, and Gio Batta Gori

Dated: April 17, 2007

HERRICK, FEINSTEIN LLP

By [signature]
CHRISTOPHER J. SULLIVAN
Attorneys for Defendant Dublier & Company, Inc.

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IT IS ORDERED that Defendants CCA Industries, Inc., David Edell, Dunnan Edell, Ira W. Berman, Jack Polak, Stanley Kreitman, Robert Lage, Gio Batta Gori, and Dubilier & Company, Inc. are hereby dismissed from this action without prejudice.

IT IS FURTHER ORDERED that Defendants CCA Industries, Inc., David Edell, Dunnan Edell, Ira W. Berman, Jack Polak, Stanley Kreitman, Robert Lage, Gio Batta Gori, and Dubilier & Company, Inc., on the one hand, and Plaintiffs Markets Edge Management, LLC, on the other hand, are to bear their own costs and attorneys' fees as against each other.

Dated: 4/23/07

HON. PETER E. DOYNE, P.J.S.C.

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